UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

PARAMETRIC TECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 3/5/2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Notice, Proxy Statement and Annual Report to Securityholders are available at www.investorEconnect.com.
To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 2/20/2008.
To request material:      Internet: www.investorEconnect.com      Telephone: 1-800-579-1639      **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

PARAMETRIC TECHNOLOGY CORPORATION
Vote In Person

You may attend the Annual Meeting and vote in person. You must provide evidence of ownership of the shares to be admitted to the Meeting. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

PAGE A (OF DUPLEX A/B)

Meeting Location
The ANNUAL Meeting for holders as of 1/7/2008 is to be held on 3/5/2008 at 9:00 AM LOCAL TIME

at:	Parametric Technology Corporation 140 Kendrick Street Needham, MA 02494

Directions:
From the North:
Route 128 South to Exit 19B, to Highland Avenue. At the first traffic light, take a left onto Hunting Road. At next light, take a left onto Kendrick Street. PTC entrance on the right hand side.
From the South:
Route 128 North to Exit 18, right onto Great Plain Avenue. Right onto Greendale Avenue. Right onto Kendrick Street. PTC entrance on the right hand side.
From either the East or West:
Mass Pike to Route 128 South to Exit 19B, to Highland Avenue. At the first traffic light, take a left onto Hunting Road. At next light, take a left onto Kendrick Street. PTC entrance on the right hand side.

If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061.
To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number can be found on the following page(s) next to the label Control Number or → in the box next to the arrow
Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving individual copies within 30 days of your revocation.

P99999-010
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PAGE B (OF DUPLEX A/B)

Voting items
THE DIRECTORS RECOMMEND A VOTE
“FOR ALL” NOMINEES
1.	Elect two Class III Directors to serve for the next three years:
01)	Robert N. Goldman
02)	C. Richard Harrison
THE DIRECTORS RECOMMEND A VOTE
“FOR” PROPOSAL 2
2.	Confirm the selection of PricewaterhouseCoopers LLP as PTC’s independent registered public accounting firm for the current fiscal year.

CONTROL # → 0000 0000 0000 BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

02 0000000000 999999999999

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Acct #XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip P99999-010 12 15 # OF #